PART 1 01

INDIVIDUAL LIFE INSURANCE APPLICATION (PART 1) TO:

☐ **NEW YORK LIFE INSURANCE COMPANY (NYLIC)** 51 Madison Avenue, New York, NY 10010
☐ **NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION (NYLIAC)** (A Delaware Corporation) 51 Madison Avenue, New York, NY 10010
☐ **NYLIFE INSURANCE COMPANY OF ARIZONA (NYLAZ) (Not Licensed in Every State)** 2355 E Camelback Rd, Suite 750, Phoenix, AZ 85016

Policy No. ____________________

☐ New Application ☐ Paid Change Request ☐ Additional Offer Program **Complete Part 2 via TeleApp** ☐ Yes ☐ No
☐ Amend Application ☐ Attained Age Term Conversion ☐ Add Rider Exercise rider: ☐ PPO ☐ SPO ☐ SPPO ☐ GIR
☐ Reinstatement ☐ Original Age Term Conversion ☐ Reinstate OPP ☐ GIR Face Increase ☐ IER

A. Primary Proposed Insured

First Name | Middle Name | Last Name | Prior Last Name | Suffix | ☐ Male ☐ Female | Date of Birth (mm/dd/yyyy)

Residence: Street (P.O. Box Not Permitted) | City | State | Country | Zip Code

☐ Social Security No. or ☐ Tax ID No. ☐ Applied for | Driver's License No. | State | ☐ None – Not of legal driving age ☐ None – Other (Provide details in Section M)

Is the Proposed Insured a U.S. citizen or U.S. resident alien taxpayer? ☐ Yes ☐ No | Immigration Visa or Work Authorization *(If other than a US citizen)* Type | Number | Expiration: Month/Year | ☐ None - Provide details in Section M

Country of Citizenship ☐ U.S. ☐ Other________ | Country of Birth ☐ U.S. ☐ Other________ | State of Birth | How Long Living in the USA? ☐ Since Birth **or** ______Years ______Months

Occupation | Is the Proposed Insured a business owner? ☐ Yes ☐ No

Employer Name: | Street | City | State | Country | Zip Code

If age 18 or over, has the Proposed Insured ever used tobacco, nicotine or any nicotine substitution product in any form? ☐ Yes ☐ No
If "Yes", provide type(s), frequency and date of last use for each ____________________

B. Contact Information

Provide at least one phone number and check box for the Proposed Insured's preferred contact number:
☐ Cell (____) ____________ ☐ Home (____) ____________ ☐ Business (____) ____________
Best Time to Call: ☐ Morning ☐ Midday ☐ Evening Time zone: ☐ EST ☐ CST ☐ MST ☐ PST ☐ AST ☐ HST
Requested TeleApp Language (if other than English) ____________ E-mail Address: ____________

Special instructions or hearing impaired service required: ____________________

Was the sales interview conducted *entirely* in English? ☐ Yes ☐ No
If "No", what language(s) and dialect(s) was/were the sales interview conducted in? Language____________ Dialect____________

Who acted as interpreter? ☐ Agent ☐ Other: | First Name | Last Name | Relationship to Proposed Insured

C. Owner/Applicant *(if not Primary Insured)*

For all ownership types, name, address, and tax identification information is required. UTMA/UGMA requires Custodian's information to be provided.
Type: ☐ Individual ☐ Trust ☐ Corporation ☐ Partnership ☐ Charitable Organization ☐ UTMA/UGMA (Provide Custodian's information below)

Owner/Custodian | First Name | Middle Name | Last Name | Suffix | ☐ Male ☐ Female | Date of Birth (mm/dd/yyyy)

Residence: Street (P.O. Box Not Permitted) | City | State | Country | Zip Code

Telephone Number ☐ Cell ☐ Home ☐ Business ( ) | E-mail Address | ☐ Social Security No. or ☐ Tax ID No. ☐ Applied for

Relationship to Proposed Insured | Country of Citizenship ☐ U.S. **or** ____________

Is the Owner a U.S. citizen or U.S. resident alien taxpayer? ☐ Yes ☐ No (Complete only for Individual or Minor under UTMA/UGMA)

Immigration Visa or Work Authorization *(If other than a US citizen)* Type | Number | Expiration: Month | Year | ☐ None - Provide details in Section M

Occupation | Does the Primary Owner own a business? ☐ Yes ☐ No | Income | Net Worth

Trust
Name of Trust ____________________ Date of Trust ____________
State where Trust established ____________ Name of Trustee(s) ____________
Relationship of Trustee(s) to Proposed Insured ____________ Beneficiary(ies) of Trust ____________
Relationship of Trust Beneficiary(ies) to Proposed Insured ____________

Uniform Transfers to Minors (UTMA/UGMA)
Name of Minor: First | Middle | Last | Suffix | Minor's Date of Birth (mm/dd/yyyy)

UTMA/UGMA for the state of | Minor's Relationship to Proposed Insured | ☐ Minor's Social Security No. or ☐ Tax ID No. ☐ Applied for

ICC17-217-500 1

C. Owner/Applicant *(continued)*

Multiple Owners (Unless otherwise specified in Section M, ownership will be joint with right of survivorship.)

First Name	Middle Name	Last Name	Suffix	Date of Birth (mm/dd/yyyy)
Residence: Street (P.O. Box Not Permitted)	City	State	Country	Zip Code
Telephone Number ( )	E-mail Address	☐ Social Security No. or ☐ Tax ID No. ☐ Applied for		
Relationship to Proposed Insured		Country of Citizenship ☐ U.S. **or** ____________		
Immigration Visa or Work Authorization *(If other than a US citizen)* Type	Number	Expiration: Month__________ Year__________		

Successor Owner ☐ Proposed Insured

First Name	Middle Name	Last Name	Suffix	Relationship to Proposed Insured
Residence: Street (P.O. Box Not Permitted)	City	State	Country	Zip Code
☐ Social Security No. or ☐ Tax ID No. ☐ Applied for	Telephone Number	E-mail Address	Date of Birth (mm/dd/yyyy)	

D. Payer *(if not Proposed Insured)*

Same as ☐ Owner

First Name	Middle Name	Last Name	Suffix	☐ Social Security No. or ☐ Tax ID No. ☐ Applied for
Residence: Street (P.O. Box Not Permitted)	City	State	Country / Zip Code	Relationship to Proposed Insured
Relationship to Owner (if other than Proposed Insured)				Date of Birth (mm/dd/yyyy)

E. Mode, Policy Date, Premium Financing, Qualified Plans, Premium Notices and Other Requests

(All modes not available on every plan or product)

Billing Frequency: ☐ Monthly ☐ Quarterly ☐ Semi-Annual ☐ Annual ☐ Single Sum

Payment Type: ☐ Automatic Withdrawals (EFT) ☐ Direct Bill ☐ Government Allotment ☐ NYLIFE Securities

For automatic withdrawals complete the attached My Payment Preferences form. For NYL-A-Plan, complete form 21237 and 21242. For Government Allotment, use form 16513.

☐ NYL-A-Plan #__________________ ☐ List Bill # __________________ ☐ MainStay # __________________

Chosen Policy Date _____ /_____ /_____ Preliminary term to _____ /_____ /_____ (available on WL, MPWL and CWL only)

Policy Transfers/Premium Financing

1. Does the Proposed Insured or Owner plan to transfer any right, title, or ownership interest in the policy being applied for to a third party, or has any of these parties ever transferred any rights, title or ownership in any life insurance policy to a third party? .... ☐ Yes ☐ No
2. Is any part of the premium for this policy being financed by a third party, or has the Proposed Insured or Owner been offered any compensation, including "free life insurance," as an incentive to obtain a policy? .... ☐ Yes ☐ No
3. Has the Proposed Insured or Owner, within the past twelve months, authorized any third party to have a life settlement or viatical company review their personal medical status? .... ☐ Yes ☐ No

If "Yes" to #1, #2 or #3, provide details in Section M.

Qualified Plans: ☐ 401(k) ☐ 401(a) ☐ 412(e)(3) ☐ Keogh ☐ 457 ☐ Profit Sharing ☐ Defined Benefit ☐ Pension Option ☐ __________

Other Requests: ☐ Non-transfer Option

Split Dollar: ☐ Endorsement Split Dollar

☐ Send Premium notice to Owner's other US address:

Street ______________________ City ______________________ State __________ Zip Code __________

☐ Send past due premium/potential lapse of coverage notices to secondary addressee designated by Owner.

Name ______________________ Street ______________________

City ______________________ State __________ Zip Code __________ Telephone No. __________

ICC17-217-500 2

F. Proposed Insured's Beneficiary

☐ Same as Owner ☐ Family Protection Standard Beneficiary Designation (includes Additional Insured and Children)

Named Beneficiaries (indicate class as 1st/Primary, 2nd/Secondary, etc.) ☐ Per Stirpes (Can only be checked if all beneficiaries are individuals)

Class	Full Name (First, Middle, Last)	Date of Birth (mm/dd/yyyy)	Social Security No./ Tax ID No.	Relationship to Proposed Insured	Share
____	____	____	____	____	____
	Address & Phone # ____ ☐ Same as Proposed Insured				
____	____	____	____	____	____
	Address & Phone # ____ ☐ Same as Proposed Insured				
____	____	____	____	____	____
	Address & Phone # ____ ☐ Same as Proposed Insured				
____	____	____	____	____	____
	Address & Phone # ____ ☐ Same as Proposed Insured				

Trust

Name of Trust ____ Date of Trust ____ State where Trust established ____

Name, Address & Phone # of Trustee(s) ____

Relationship of Trustee(s) to Proposed Insured ____ Beneficiary(ies) of Trust ____

Relationship of Trust Beneficiary(ies) to Proposed Insured ____

Uniform Transfers to Minors (UTMA/UGMA)

Name, Address & Phone # of Custodian ____ as custodian for

Name of Minor____ UTMA/UGMA for the state of ____

Minor's Date of Birth (dd/mm/yyyy) ____ Minor's Social Security Number____

Minor's Relationship to Proposed Insured____

G. Current Health and Payment Information. If "Yes" to any question below, do not collect deposit premium.

If "Yes" to any question below, provide Proposed Insured name(s) and details, including name and address of physician or health care provider in Section M.

Has/Have any Proposed Insured(s):

1. Within the last 90 days, been recommended by a physician or other medical practitioner to undergo diagnostic procedures (excluding HIV tests) or tests for any symptoms, illnesses or conditions? ☐ Yes ☐ No
2. Within the last 2 years, been diagnosed, treated for, or had treatment recommended by a physician or other medical practitioner for cancer (excluding non-melanoma related skin cancers), heart attack, stroke, alcohol or drug use? ☐ Yes ☐ No
3. Within the last 2 years, been unable to work, unable to attend school, or unable to perform normal activities for 30 days or more? ☐ Yes ☐ No
4. Within the last 2 years, been admitted to a hospital or other medical facility for more than 2 consecutive days? ☐ Yes ☐ No

5. **Complete the following questions for any Proposed Insureds actual age 24 months old or younger** (except for children under CI Rider and Family Protection Plan):
   (a) Was the child born prematurely (less than 37 weeks gestation)? ☐ Yes ☐ No
   (b) Was the child's birth weight less than 5 pounds (2.27 kilograms)? ☐ Yes ☐ No
   (c) Has the child required hospitalization or been diagnosed by a member of the medical profession for a birth injury, congenital disorder, deformity, heart murmur, developmental delay, intellectual disability, or accidental injury? ☐ Yes ☐ No

Total amount paid (base plan only) $ ____ Initial payment source: ☐ **EFT** ☐ **Cash** ☐ **Check** ☐ **Bank Check** ☐ **Money Order** ☐ **NYL-A-Plan**

ICC17-217-500 3

H. Coverage Information

Key:

ADB	Accidental Death Benefit Rider	LBR	Accelerated Death Benefit Rider for Terminal Illness (Living Benefits Rider)	PPO	Policy Purchase Option Rider
CCR	Chronic Care Rider			ROP	Return Of Premium Rider
CI	Children's Insurance Rider	LTR	Level Term Insurance Rider	SLTR	Survivorship Level Term Rider
CPB	Child's Protection Benefit Rider	LER	Life Extension Benefit Rider	STR	Supplementary Term Rider
DOT	Dividend Option Term Rider	LFD	Level First to Die Term Rider	WP	Disability Waiver of Premium Rider
ECPO	Extension Of Conversion Privilege Option	LPBR	Lapse Protection Benefit Rider	WSP	Waiver of Specified Premium Rider
GIR	Guaranteed Insurability Rider	MDW	Monthly Deduction Waiver Rider	YRTR	Yearly Renewable Term Insurance Rider
GMAB	Guaranteed Minimum Accumulation Benefit Rider	OPP	Option to Purchase Paid-Up Insurance Rider		
		PPB	Payer's Protection Benefit Rider		

Whole Life Products - New York Life Insurance Company

☐ **Whole Life (WL)** ☐ **Custom Whole Life (CWL)** ☐ **Custom Survivorship Whole Life (CSWL)**

Face Amount: $ ____________
Premium: $ ____________
☐ Automatic Premium Loan

Dividend Option: *(select one)*
☐ Accumulation
☐ Premium
☐ Cash
☐ Paid-Up Additions

Premium Pay Years: ____________
☐ 10 Yrs *(CSWL only)*
☐ 20 Yrs *(CSWL only)*
☐ 30 Yrs *(CSWL only)*
☐ Pay to Age 100 *(WL & CSWL only)*

WL/CWL Riders:
☐ WP
☐ ADB: $__________
☐ CCR Benefit Pool $__________
CCR Monthly Benefits: ☐ 25 Months (4%)
☐ 50 Months (2%)
☐ 100 Months (1%)
☐ CPB
☐ PPO: $____________
☐ PPB
☐ DOT: $____________Years________
☐ Level DOT with OPP *(Only if DOT is selected)*

☐ LBR
☐ OPP:
Billable OPP $____________
EFT OPP $____________
Unscheduled *(Lump Sum)* OPP $____________
☐ LTR: ____ PI $__________
☐ LTR: ____ OCI 1 $__________
☐ LTR: ____ OCI 2 $__________
☐ LTR: ____ OCI 3 $__________
☐ LTR: ____ OCI 4 $__________
☐ YRTR: PI $__________
☐ YRTR: OCI 1 $__________
☐ YRTR: OCI 2 $__________
☐ YRTR: OCI 3 $__________
☐ YRTR: OCI 4 $__________

CSWL Riders:
☐ WP 1st Insured
☐ WP 2nd Insured
☐ LFD (1st to Die) $__________
☐ SLTR (2nd to Die) $__________
☐ DOT: $____________Years________
☐ Level DOT with OPP *(Only if DOT is selected)*
☐ LBR
☐ OPP:
Billable OPP $____________
EFT OPP $____________
Unscheduled *(Lump Sum)* OPP $____________

Term Life Product - New York Life Insurance Company

☐ **One Year Non-Renewable Term (OYNRT)** Face Amount:$ ____________

Term Life Products - NYLIFE Insurance Company of Arizona

☐ **Yearly Renewable Term**
Face Amount: $ ____________

Yearly Renewable Term Riders:
☐ WP
☐ ADB $____________
☐ LBR
☐ PPO $____________
☐ YRTR: PI $__________
☐ YRTR: OCI 1 $__________
☐ YRTR: OCI 2 $__________
☐ YRTR: OCI 3 $__________
☐ YRTR: OCI 4 $__________
☐ LTR: ____ PI $__________
☐ LTR: ____ OCI 1 $__________
☐ LTR: ____ OCI 2 $__________
☐ LTR: ____ OCI 3 $__________
☐ LTR: ____ OCI 4 $__________

☐ **Level Term**
☐ 10 years ☐ 15 years ☐ 20 years
Face Amount: $ ____________
Guaranteed Level Premium $____________
☐ ECPO *(Only for 15-Year Level Term and 20-Year Level Term)*

Level Term Riders:
☐ WP
☐ ADB $____________
☐ LBR
☐ PPO $____________
☐ YRTR: PI $__________
☐ YRTR: OCI 1 $__________
☐ YRTR: OCI 2 $__________
☐ YRTR: OCI 3 $__________
☐ YRTR: OCI 4 $__________
☐ LTR: ____ PI $__________
☐ LTR: ____ OCI 1 $__________
☐ LTR: ____ OCI 2 $__________
☐ LTR: ____ OCI 3 $__________
☐ LTR: ____ OCI 4 $__________

ICC17-217-500 4

P A R T 1 0 5

H. Coverage Information *(continued)*

Term Life Product - New York Life Insurance and Annuity Corporation

☐ One Year Non-Renewable Term *(No riders available)* Face Amount: $__________

Universal Life Products - New York Life Insurance and Annuity Corporation

☐ Custom UL Guarantee (CULG)
Planned Premium $ __________
Additional First Year Premium $ __________
Planned Premium Paying Period:__________

☐ Universal Life (UL)
☐ Survivorship Universal Life (SUL)

Face Amount:
$ __________

All products except CULG:
Planned Premium $ __________
Initial Premium $ __________
☐ Auto-Adjusted Billing

Life Insurance Option:
☐ Option 1: Level

CULG Riders:
☐ MDW
☐ LBR
☐ CCR Benefit Pool $__________
CCR Monthly Benefits: ☐ 25 Months (4%) ☐ 50 Months (2%)

UL Riders:
☐ MDW
☐ LBR
☐ ROP
☐ ADB $__________

SUL Rider:
☐ SLTR (2nd to Die) $__________

Variable Universal Life Products - New York Life Insurance and Annuity Corporation

☐ Variable Universal Life (VUL) ☐ Survivorship Variable Universal Life (SVUL)

Face Amount $__________
Planned Premium $ __________
Initial Premium $__________

IRC Sec. 7702 Option:
☐ Cash Value Accumulation Test
☐ Guideline Premium Test

Life Insurance Option:
☐ Option 1: Level
☐ Option 2: Increasing

VUL Riders:
☐ MDW
☐ WSP
☐ GIR $__________
☐ LBR
☐ ADB $__________
☐ ROP *(Only available with Life Insurance Option 1)*
☐ GMAB

SVUL Riders:
☐ ROP (Only available with Life Insurance Option 1)
☐ SLTR $__________

Linked-Benefit Life/Long Term Care Products - New York Life Insurance and Annuity Corporation

☐ **Asset Flex**
Planned Premium $ __________ ☐ Single Pay ☐ 5 Pay ☐ 10 Pay ☐ 15 Pay ☐ Pay-to-65
Additional First Year Premium: $__________
Return of Premium (ROP): ☐ 80% ☐ Vested *(Available with Single Pay only)* ☐ 100% *(Available with Multi-Pay only)*

☐ **Inflation Protection Riders:**
☐ Automatic Compounding Inflation Option ☐ 3%
☐ Future Inflation Purchase Option

LTC Acceleration Benefit Duration:
☐ 2 Years ☐ 3 Years

Linked-Benefit Life/LTC Product Riders:
☐ Extension of Benefits (EOB) Rider: Benefit Duration: ☐ 2 Years ☐ 4 Years
☐ EOB Nonforfeiture Rider *(Not available unless EOB rider is selected)*

New York Life Wealth Plus Products

☐ **Secure Wealth Plus** (New York Life Insurance Company)
Planned Modal Premium: $__________

☐ Automatic Premium Loan

Dividend Option: *(select one)*
☐ Accumulation
☐ Premium
☐ Cash
☐ Paid-Up Additions

Secure Wealth Plus Riders:
☐ WP
☐ LBR
☐ CPB
☐ PPB

☐ OPP:
Billable OPP $__________
EFT OPP $__________
Unscheduled *(Lump Sum)* Opp $__________

☐ DOT
DOT Target Face Amount $__________ Years__________
☐ Level DOT with OPP *(Only if DOT is selected)*

☐ **Market Wealth Plus** (New York Life Insurance and Annuity Corporation)

Planned Premium $__________
Initial Out of Pocket Dump In $__________

MarketWealth Plus Riders:
☐ LBR

Premium Paying Years:
☐ 5 years
☐ 6 years
☐ 7 years
☐ 8 years
☐ 9 years
☐ 10 years
☐ Other _____ years

ICC17-217-500 5

PART 1 06

H. Coverage Information *(continued)*

Executive Benefits - New York Life Insurance and Annuity Corporation

☐ CorpExec VUL (CEVUL Plus) ☐ Bank-Owned Life Insurance (BOLI Plus)

Face Amount / Billing Frequency	IRC Sec. 7702 Option	Life Insurance Option	BOLI Plus Rider
Face Amount $______ **Billing Frequency:** ☐ Annual ☐ Quarterly ☐ Semi-Annual ☐ Single	☐ Cash Value Accumulation Test ☐ Guideline Premium Test *(if applicable)*	☐ Option 1: Level ☐ Option 2: Increasing ☐ Option 3: Face Amount plus Adjusted Premium *(if applicable)*	☐ Claim Account Rider

Premium Paid at Issue:$______ Year 2: $______ Year 5: $______ Year 8: $______

Planned Premium in Year 1:$______ Year 3: $______ Year 6: $______ Year 9: $______

Planned Premium in Years 2-10 Year 4: $______ Year 7: $______ Year 10: $______

Year 11+: ☐ Yes ☐ No

Policy Charge Option Selection (CEVUL Plus) *Select One*

For Non-natural Persons (company- and entity owned): ☐ A ☐ B ☐ C ☐ D ☐ E

The Policy Charge Option determines the amount, timing and relative allocation between and among certain charges assessed under the Policy. It will also determine the Fixed Account Crediting Rate and the Cumulative Premium Expense Charge that will affect the amount of the Cash Value and the ACSV, respectively. Differences between Policy Charge Options may impact the Cash Value and the Life Insurance Proceeds you receive under the Policy. For Company- and entity owned policies, you should evaluate multiple illustrations before selecting one of the above Policy Charge Options. Please refer to the Prospectus for more details on the differences between the Policy Charge Options and their respective impact on your Policy's Cash Value. Once your Policy has been issued, you may not change the Policy Charge Option you selected.

Alternate and Additional Policy Requests

☐ Alternate ☐ Additional

Plan:______ Face Amount: $______

Rider:______ Rider Amount: $______

Dividend Option *(NYLIC Only)*:______ CWL Premium Pay Years:______

Amount Paid: *(Additional Only)* $______

Instructions/Changes to Part 1 sections:______

I. Other Coverage Information

Do any Proposed Insured(s) have inforce or pending Life Insurance coverage? ☐ Yes ☐ No ***(If "Yes", provide details for each Proposed Insured below)***

Insured's Name	Inforce	Pending	Company	Amount	Personal	Business
______	☐	☐	______	$______	☐	☐
______	☐	☐	______	______	☐	☐
______	☐	☐	______	______	☐	☐
______	☐	☐	______	______	☐	☐

If "Pending" is checked off above, what is the total amount of pending coverage, excluding New York Life, that will be placed with all companies for each insured? $______ Use Section M for additional details.

If Proposed Insured is under age 18 years, complete the following questions.

1. Amount of inforce insurance on each parent or guardian: Parent/Guardian 1: $______ ☐ None Parent/Guardian 2: $______ ☐ None
   (If the coverage on any parent/guardian is less than the Proposed Insured's in-force and pending coverage provide details in Section M.)
2. (a) Is the Proposed Insured an only child? ☐ Yes ☐ No (If "No" complete 2 (b) below)
   (b) Are all other children in the family insured or to be insured for an amount at least equal to that on the Proposed Insured? ☐ Yes ☐ No
   (If "No", provide details in Section M)

J. Business and Creditor Insurance/Charitable Giving

Question 1 must be completed for all Business/Creditor Insurance and sections 2, 3, 4 as applicable. If more space is needed, use Section M, Additional Details.

1. **Will an employer, including a partnership, be the owner and beneficiary of the insurance applied for on the life of an employee or partner?** ☐ **Yes** ☐ **No**
   ("Employer" includes related parties, such as an affiliate of the business.) If "Yes", the Proposed Insured must acknowledge the following statement by initialing the space provided below.
   I, the Proposed Insured, acknowledge and agree that: (1) my employer intends to insure my life; (2) I have been notified of the amount of insurance applied for on my life; (3) my employer will be a beneficiary of any policy proceeds payable upon my death; and (4) coverage may continue after my employment terminates.
   Proposed Insured's initials here: ______
   Notice to Owner: If "Yes" is checked above, you may be subject to IRS record keeping and annual reporting requirements relating to employer-owned life insurance contracts. Please consult with your tax advisor.
2. (a) For **BUY/SELL**, what is the net income $______ and market value $______ of the business?
   (b) Does insured(s) have ownership in the business? If "Yes", list all owners and percent of ownership for each (for survivorship policy, list each insured and provide ownership percentage for each). ______ ☐ Yes ☐ No
   ______
   (c) Are all owners being insured? Provide details and amounts. ______ ☐ Yes ☐ No
   ______

ICC17-217-500 6

J. Business and Creditor Insurance/Charitable Giving (continued) 3. (a) For KEY EMPLOYEE, provide reason why employee is key to the organization, including employee’s title, occupation, duties, and length of time employed. (b) Are all Key Employees being insured? Provide details and amounts. Yes No 4. For CREDITOR COVERAGE, what is the loan amount $ _____________________, term (months), and purpose? (years) Purpose If creditor requires collateral assignment, include completed collateral assignment with application. 5. When CHARITABLE OR NON-PROFIT BENEFICIARIES are listed in section F: indicate the number of prior years donations were made __________, and the amount contributed annually? $ K. Term Conversion Sections A, C, D, E, F and H of the application are also required for contractual conversions. For non-contractual conversions or changes, underwriting is required. First Policy to be Converted a. Policy Number Term Policy TL AD 85 and prior 1YT (Div. Opt.) b. Amount to be Converted $ c. Amount Remaining In Force $ (If no amount entered, remainder will be terminated) If there is an amount remaining in force that qualifies under the PTIS (Point in Scale) Program to be carried over to a term rider on the new base plan, are any of the following riders being applied for? New rider without underwriting (less than 5 years from original issue and meets minimum amount rules) PTIS rider without underwriting (5 years or more from original issue date or does not meet minimum amount rules) PTIS rider without underwriting (less than 5 years from original issue date and meets amount rules) New rider with underwriting required (Provide details in Section M) Is a reduction in rating being requested? Yes No If Waiver of Premium or MDW is being applied for, is the Proposed Insured unable to perform any of the essential acts and duties of their job because of disease or accidental bodily injury? (If “Yes”, provide details and dates in Section M.) Yes No If you are applying for Waiver of Premium or MDW on the Proposed Insured and the existing policy does not include this benefit, complete a Part 2. Additional Policy to be Converted a. Policy Number Term Policy TL AD 85 and prior 1YT (Div. Opt.) b. Amount to be Converted $ c. Amount Remaining In Force $ (If no amount entered, remainder will be terminated) If there is an amount remaining in force that qualifies under the PTIS (Point in Scale) Program to be carried over to a term rider on the new base plan, are any of the following riders being applied for? New rider without underwriting (less than 5 years from original issue and meets minimum amount rules) PTIS rider without underwriting (5 years or more from original issue date or does not meet minimum amount rules) PTIS rider without underwriting (less than 5 years from original issue date and meets amount rules) New rider with underwriting required (Provide details in Section M) Is a reduction in rating being requested? Yes No If Waiver of Premium or MDW is being applied for, is the Proposed Insured unable to perform any of the essential acts and duties of their job because of disease or accidental bodily injury? (If “Yes”, provide details and dates in Section M.) Yes No If you are applying for Waiver of Premium or MDW on the Proposed Insured and the existing policy does not include this benefit, complete a Part 2. For Attained Age Term Conversions the following apply: There will be no insurance in effect on the new policy prior to the policy date given in the policy or policy date specified here ____/_____/______, and coverage on the new policy will not begin until the coverage being converted has been terminated. a. Any refund of premium from a conversion of a NYLIC or NYLAZ to a NYLIC life policy will be credited to the dividend option of the new policy. b. Any conversion credit from a conversion of a NYLIC or NYLAZ to a NYLIC life policy will be credited to the initial premium with any excess credited to the dividend option of the new policy. c. Any refund of premium and conversion credit from a conversion of a NYLIC or NYLAZ to a NYLIAC policy will be credited to the initial premium. When the credit is greater than the requested initial premium; any excess will be applied as unplanned premium in addition to the initial premium. If converting from a single life policy to survivorship policy under the base plan a death benefit is payable only after the second death. The items in the Temporary Coverage Agreement and the Signature Section of this application apply even when a NYLAZ policy is being converted or when the new policy is issued by NYLIAC, a subsidiary of NYLIC. L. Guaranteed Insurability Option Date (PPO and GIR) Scheduled Option Date: Month Day Year________ Date of marriage birth adoption Month Day Proof of event is required. Year________

M. Additional Details Please refer to each section letter when providing additional details and remarks. Section

PART 1 09

Complete only for coverage on Additional Proposed Insureds

Additional Insured (Completion of a Part 2 Personal and Health History form is required.)

First Name | Middle Name | Last Name | Prior Last Name | Suffix | ☐ Male ☐ Female | Date of Birth (mm/dd/yyyy)

Residence: Street (P.O. Box Not Permitted) | City | State | Country | Zip Code

☐ Social Security No. or ☐ Tax ID No. ☐ Applied for | Driver's License No. | State | ☐ None – Not of legal driving age ☐ None – Other (Provide details in Section M) | Relationship to Primary Insured

Are you a U.S. citizen or U.S. resident alien taxpayer? ☐ Yes ☐ No | Country of Citizenship ☐ U.S ☐ Other__________ | Country of Birth ☐ U.S ☐ Other__________ | State of Birth | How Long Living in the USA? ☐ Since Birth or ______Years______Months

Immigration Visa or Work Authorization (*If other than a US citizen*) Type | Number | Expiration: Month/Year | ☐ None - Provide details in Section M | **Occupation**

Employer Name: | Street | City | State | Country | Zip Code

If age 18 or over, has the Proposed Insured ever used tobacco, nicotine or any nicotine substitution product in any form? ☐ Yes ☐ No

If "Yes", provide type(s), frequency and date of last use for each ____

If Additional Insured is under age 18 years, complete the following questions.

1. Amount of inforce insurance on parent or guardian: Parent/Guardian 1: $____________ ☐ None Parent/Guardian 2: $____________ ☐ None
   (If the coverage on any parent/guardian is less than the Proposed Insured's in-force and pending coverage provide details in Section M.)
2. (a) Is the Additional Insured an only child? ☐ Yes ☐ No (If "No" complete 2 (b) below)
   (b) Are all other children in the family insured or to be insured for an amount at least equal to that on the Primary Insured? ☐ Yes ☐ No (If "No", provide details in Section M)

Named Beneficiaries ☐ Owner ☐ Primary Insured ☐ Trust ☐ UTMA/UGMA (For Trust or UTMA/UGMA, provide details in Section M) ☐ Per Stirpes

Class	Full Name (First, Middle, Last)	Date of Birth (mm/dd/yyyy)	Social Security No./ Tax ID No.	Relationship to Additional Insured	Share
____	________	______	______	______	____
	Address & Phone # ____________ ☐ Same as Primary Insured				
____	________	______	______	______	____
	Address & Phone # ____________ ☐ Same as Primary Insured				

Contact Information/Language/Interpreter

☐ Same contact information as for Primary Insured (must complete Language/ Interpreter information below)

Provide at least one phone number and check box the preferred contact number:
☐ Cell (_____) __________ ☐ Home (_____) __________ ☐ Business (_____) __________
Best Time to Call: ☐ Morning ☐ Midday ☐ Evening Time zone: ☐ EST ☐ CST ☐ MST ☐ PST ☐ AST ☐ HST
Requested TeleApp Language (if other than English) __________ E-mail Address: __________

Special instructions or hearing impaired service required: ____________________

Was the sales interview conducted *entirely* in English? ☐ Yes ☐ No
If "No", what language(s) and dialect(s) was/were the sales interview conducted in? Language__________ Dialect__________

Who acted as interpreter? ☐ Agent ☐ Other: First Name | Last Name | Relationship to Additional Insured

ICC17-217-500 9

My Payment Preferences for my new policy Step 1 I’d like to pay the policy’s first premium (including initial payment and any catch up premiums) directly from this bank account. The policy premium includes the cost of any additional insurance elected Yes No Step 2 I’d like to pay the policy’s future premiums directly from this bank account. Yes No If Yes and the application is for a_ Universal Life_product, the draft frequency will be Monthly._ _For Auto-Adjusted Billing, see Step 5 below. _ Term_product, please choose a frequency and draft day.__ _ Premium: _Annual _Semi-Annual _Quarterly _Monthly _Draft Day (1-28) _Whole Life_product, please choose a frequency and draft day for_Premium and OPP (if applicable)._ Premium: _Annual _Semi-Annual _Quarterly _Monthly _Draft Day (1-28)_ _________011: ____ _Annual _Semi-Annual _Quarterly _Monthly _Draft Day (1-28) _If a frequency/draft day is not chosen, the default will be a Monthly draft on the Policy Date Due Day. Step_ 3 (optional)_ I’d like to pay premiums GPS_PUIFS_QPMJDJFT_directly from this bank account. We’ll reach out to confirm details. This option is not available if a frequency other than Monthly or a specific draft day is chosen above. Yes, withdraw all premiums as one lump sum on the 15th of each month. Yes, withdraw all premiums as individual transactions each month. Policy number(s) Step 4 Tell us what bank account you’d like to use. Routing number Name 1234 Address 01-2345678 Bank name City, State, Zip Date PAY TO THE ORDER OF L E $ P DOLLARS Account number BANK NAME M Checking ADDRESS CITY, STATE, ZIP SA FOR Savings :1234456789: 00001223456789 1234 Name of bank account holder Bank routing Account number Check number number Designated payer: If the bank account holder is anyone other than the owner or insured, please be sure to complete the payer portion (Section D) of the application – otherwise, this form can’t be used.

My Payment Preferences for my new policy Step 5 Read and sign on the authorization page. By signing I authorize New York Life Insurance Company, or any of its subsidiaries specified in the Application (collectively, “New York Life”), to pay policy premiums by withdrawing them from the account listed in Step 4 above and to make refunds to that account. I also authorize the bank associated with that account to debit and/or credit that account accordingly. I understand that if I authorized subsequent premium payments, the withdrawals will normally be debited at the frequency as chosen above on a regular schedule established by New York Life. This arrangement does not change the premium due date specified in the policy and will not extend any applicable grace or late periods for premium payment; the policy will lapse at the end of any applicable grace or late periods if the premium remains unpaid; I will not receive premium notices while this arrangement is in effect. For life products issued by New York Life Insurance Company or NYLIFE Insurance Company of Arizona, the total amount paid annually will be greater using recurring automatic bank drafts on a semi-annual, quarterly or monthly basis than if you paid your premium on an recurring automatic bank draft on an annual basis. If selecting recurring payments for Auto-Adjusted Billing, please note that the premium payment is subject to change on your policy anniversary. You will receive notice of this change on or around your policy anniversary. I also understand that I (or the policy owner) may terminate or modify this arrangement at any time by notifying New York Life at least 10 days prior to the withdrawal date. Such notifications must be made by calling us, or sending a signed and dated request to the address on this form.

Statement of Agreement Those Persons Who Sign This Application Agree That: 1. All of the statements, which are part of the application, are correctly recorded, and are complete and true to the best of the knowledge and belief of those persons who made them. Answers that are not true and complete may, subject to the policy’s Incontestability Provision, invalidate coverage. 2. No agent or medical examiner has any right to accept risks, make or change contracts, or give up New York Life Insurance Company’s, New York Life Insurance and Annuity Corporation’s or NYLIFE Insurance Company of Arizona’s rights or requirements. 3. “Cash Paid” with the application with respect to a new policy or additional benefit, provides a limited amount of temporary coverage for up to 90 days, if the terms and conditions of the Temporary Coverage Agreement are met. Temporary coverage is not provided if a policy or benefit is applied for under the terms of a conversion privilege or a guaranteed insurability option, or if reinstatement is applied for. Further, a reinstatement will not take effect until (a) the Insurer approves the application, and (b) the sum required by the Insurer with respect to the reinstatement application is paid during the lifetime of all persons to be covered under the reinstated policy. 4. The policy date is the date from which premiums are calculated and become due. The effective date is the date the policy is delivered and the first premium is paid. Unless temporary coverage is obtained, coverage does not begin until the effective date. If the policy date is earlier than the effective date of coverage, the Policyowner pays a premium calculated beginning on that earlier policy date although coverage does not begin until the effective date. At the time of application, or on or before the effective date, the Applicant or Policyowner can select a policy date. The policy date may be chosen to correspond to the effective date, to obtain a lower premium rate based on a younger insurance age, because it is preferable to pay premiums on that date or have policy values accrue as of that date, or for other reasons. If no Chosen Policy Date is selected, and if no temporary coverage is obtained, the date that the policy is issued will be the policy date. It is further agreed and understood that if the policy applied for is a universal life product, interest will not be credited on the policy until the premium is received by the service office. 5. By paying premiums on a basis more frequently than annually, that is monthly, quarterly, semi-annually, NYL-A-Plan, the total premium paid during one year’s time will be greater than if the premium were paid once each year, or annually. In other words, the cost of paying annualized periodic payments will be more than the cost of paying one annual premium. This applies to all products issued by New York Life Insurance Company and NYLIFE Insurance Company of Arizona. 6. A third party may be designated to receive past due premium/potential lapse of coverage notices by completing Section E, or at any time the policy is in force by submitting written notice to the Insurer containing the name and address of the designee. 7. WARNING: The arrangement of a sale, transfer or assignment of this policy, prior to or within a period of time specified by state law after the date the policy was issued, to a third party, such as a viatical settlement entity, a life settlement entity, other secondary market provider or premium financing entity, may violate the law of your state of residence. If there are any questions pertaining to these matters please consult with your legal advisor. NOTICE: Any person who knowingly presents a false statement in an application for insurance may be guilty of a criminal offense and subject to penalties under state law.Illustration Do not c omplete this section if: 1. A signed illustration is not required by law; or 2. An illustration was signed and matches the policy applied for. I, the Applicant, did not sign an illustration because: An illustration was not shown or given to me. An illustration was shown or given to me, but the policy applied for is different from the illustration. An illustration was displayed to me on a screen. The displayed illustration matches the policy applied for, but no printed copy of the illustration was furnished. The illustration on the screen included the following personal and policy information: Type of Policy Proposed Insured Initial Death Benefit Rating/Class Dividend Option Age Sex I acknowledge that I did not sign an illustration for the reason stated above and I understand that an illustration matching the policy as issued will be provided for signature no later than at the time the policy is delivered. A COPY TO BE LEFT WITH CLIENT